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                               AMENDMENT NO. 1 TO

                             VOTING TRUST AGREEMENT

         AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT (the "Amendment") made at Langhorne, Pennsylvania as of May 9, 1996, among ICT Group Inc., a Pennsylvania corporation (hereinafter called the "Company") and John J. Brennan ("JBrennan") and Donald P. Brennan ("DBrennan") and any other shareholders of the Company who now or hereafter become parties hereto (hereinafter called the "Shareholders"), with JBrennan and DBrennan in such persons' capacity as voting trustees hereunder, together with any successor trustees (hereinafter being collectively called the "Trustees").

                              W I T N E S S E T H:

         WHEREAS, the Company, JBrennan and DBrennan are parties to a Voting Trust Agreement dated February 2, 1996 (the "Voting Trust Agreement"); and

         WHEREAS, the Company has filed a Registration Statement with the Securities and Exchange Commission covering shares to be issued in an initial public offering (the "Public Offering"); and

         WHEREAS, the managing underwriters for the Public Offering have required that the Voting Trust Agreement be amended in order to facilitate the Public Offering; and

         WHEREAS, the Company, JBrennan and DBrennan believe that it is in their respective best interests to facilitate the Public Offering by entering into this Amendment to the Voting Trust Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

                  1. Presence at Shareholders' Meetings. JBrennan and DBrennan, in their personal capacities and as the Shareholders and Trustees under the Voting Trust Agreement, agree with the Company that notwithstanding any contrary provision of the Voting Trust Agreement, the Trustees, in their capacity as a shareholder of the Company with respect to the Shares, will be present for the express purpose of constituting a quorum under Section 1756 of the Pennsylvania Business Corporation Law of 1988, as amended (or any successor provision), at any meeting of shareholders of the Company, and any adjournment thereof, that is held after the completion of the Public Offering, whether or not any vote is



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cast with respect to the Shares on any particular matter to be acted upon at the meeting.

                  2. Defined Terms. Any capitalized term not otherwise defined in this Amendment shall have the meaning of such term in the Voting Trust Agreement.

                  3. Miscellaneous.

                           (a)      Binding Nature of Amendment; No Assignment.
This Amendment shall be binding upon and inure to the benefit of the parties hereto, including future holders of voting trust certificates, and their respective heirs, personal representatives, successors and assigns. No party may sell, assign, transfer or encumber such party's rights or obligations under this Amendment, without the prior written consent of the other parties hereto, except to the extent expressly permitted in this Amendment, the Voting Trust Agreement or the Shareholders' Agreement.

                           (b)     Provisions Separable. The provisions of this
Amendment are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                           (c)     Entire Agreement.  This Amendment and the
Voting Trust Agreement contain the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein or therein provided. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Amendment may not be modified or amended other than by an agreement in writing.

                           (d)     Paragraph Headings.  The paragraph headings
in this Amendment are for convenience only; they form no part of this agreement and shall not affect its interpretation.



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                  IN WITNESS WHEREOF the Company and the Trustees have signed and sealed this Agreement, and the Shareholders have signed and sealed this Agreement.


Attest:                                  ICT GROUP, INC.

/s/ Carl E. Smith                   By:  /s/ John J. Brennan
- --------------------------               -----------------------------
Carl E. Smith, Secretary                     John J. Brennan
                                             President

Witness:

/s/ Jean Stargell                        /s/ John J. Brennan
- --------------------------               ----------------------------- (SEAL)
                                         John J. Brennan, Trustee

/s/ Helele Mitchell                      /s/ Donald P. Brennan
- --------------------------               ----------------------------- (SEAL)
                                         Donald P. Brennan, Trustee




Witness:                                 Owner:


/s/ Jean Stargell                        /s/ John J. Brennan
- --------------------------               ----------------------------- (SEAL)
                                         John J. Brennan

/s/ Helele Mitchell                      /s/ Donald P. Brennan
- --------------------------               ----------------------------- (SEAL)
                                         Donald P. Brennan



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